Exhibit 10.19

FIRST AMENDMENT TO

EAGLE ROCK ENERGY PARTNERS, L.P.

2006 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO EAGLE ROCK ENERGY PARTNERS, L.P. 2006 LONG-TERM INCENTIVE PLAN (this “Amendment”) dated May 15, 2008 by Eagle Rock Energy Partners, L.P. (the “Partnership”) is for the purpose of amending that certain Eagle Rock Energy Partners, L.P. 2006 Long-Term Incentive Plan dated October 25, 2006 (the “Plan”).

RECITALS:

WHEREAS, the current maximum number of Units available for the grant of Awards under the Plan prior to execution of this Amendment is 1,000,000;

WHEREAS, pursuant to Section 7(a) of the Plan, the board of directors of Eagle Rock Energy G&P, LLC, on behalf of Eagle Rock Energy GP, L.P., the general partner of the Partnership, and, therefore, on behalf of the Partnership (the “Board of Directors”), may amend the Plan and may adjust the aggregate number of Units available for the grant of Awards under the Plan;

WHEREAS, the Board of Directors believes it to be in the best interest of the Partnership to increase the aggregate number of Units available for the grant of Awards under the Plan to a maximum of 2,000,000; and

WHEREAS, the Board of Directors approved, ratified and adopted this Amendment by unanimous written consent on May 15, 2008.

NOW, THEREFORE, the Plan is hereby amended, effective as of May 15, 2008, as follows:

AGREEMENT:

1. The first sentence of Section 4(a) of the Plan is hereby amended by restatement in its entirety to read as follows:

“Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 2,000,000.”

2. Capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Plan.

IN WITNESS WHEREOF, the undersigned President and Chief Executive Officer has executed this Amendment as of the date first written above.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

By:	Eagle Rock Energy G&P, LLC,
its general partner

By:	/s/ Joseph A. Mills
Joseph A. Mills
President and Chief Executive Officer